UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K
                    (Amending Form 8-K filed on June 2, 1999)

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report         (Date of earliest event reported):           May 25, 1999

                         APPLIED DIGITAL SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Missouri
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                 (State or other jurisdiction of incorporation)

                                    000-26020
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                            (Commission File Number)

                                   43-1641533
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                        (IRS Employer Identification No.)

            400 Royal Palm Way, Suite 410, Palm Beach, Florida 33480
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              (Address of principal executive officers) (Zip Code)


Registrant's telephone number, including area code:       561-366-4800



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Item 5.  Other Events

On June 12 1999 we filed a Current Report on Form 8-K reporting that, on May 25, 1999, we had entered into a Term and Revolving Credit Agreement with IBM Credit Corporation. In our Quarterly Report on Form 10-Q for the Quarterly period ended June 30, 1999 filed August 16, 1999, we reported under Item 5 - Other Events - that, on July 30, 1999, we amended the IBM Agreement and had entered into an Amended and Restated Term and Revolving Credit Agreement.

On September 29, 1999 we entered into Amendment No. 1 to the Amended and Restated Term and Revolving Credit Agreement which, among other things, created a Term Loan D facility for our Canadian subsidiary, TigerTel, Inc.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99.1 Amendment No. 1 to the Amended and Restated Term and Revolving Credit Agreement dated as of September 29, 1999 among the the Registrant, and certain of its affiliates, and IBM Credit Corporation, and certain of its affiliates






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 APPLIED DIGITAL SOLUTIONS, INC.
                                                 (Registrant)

Date:  October 5, 1999                            /S/ David A. Loppert
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                                                      David A. Loppert
                                                       Vice President









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